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Exhibit 99.1

ADS Letter of Transmittal
to Exchange
€35.60 in Cash,
and
0.296 Newly Issued Ordinary Shares
of
The Royal Bank of Scotland Group plc
for
Each Outstanding American Depositary Share
of
ABN AMRO HOLDING N.V.

Pursuant to the Prospectus, dated 23 July 2007

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME (3:00 P.M. AMSTERDAM TIME) ON 5 OCTOBER 2007 UNLESS THE U.S. OFFER IS EXTENDED.

The U.S. exchange agent for the U.S. offer is:
THE BANK OF NEW YORK

By Mail:	By Overnight Courier:	By Hand:
The Bank of New York ABN AMRO Holding N.V. P.O. Box 859208 Braintree, MA 02185-9208	The Bank of New York 161 Bay State Drive Braintree, MA 02184	The Bank of New York ABN AMRO Holding N.V. 101 Barclay Street Receive and Deliver Window—Street Level New York, NY 10286

For Notice of Guaranteed Delivery
By Facsimile
Facsimile Transmission:
(For Eligible Institutions Only)
1-781-930-4939

To Confirm Facsimile Only:
1-781-930-4900

Delivery of this ADS Letter of Transmittal to an address, or transmission via a facsimile number, other than as set forth above will not constitute a valid delivery to the U.S. exchange agent. You must sign this ADS Letter of Transmittal where indicated below and complete the Substitute W-9 Form provided below or the appropriate Form W-8 as required.

The Instructions contained within this ADS Letter of Transmittal should be read carefully before this ADS Letter of Transmittal is completed. This ADS Letter of Transmittal should be used only for tendering ABN AMRO ADSs. Do Not Use this ADS Letter of Transmittal to tender ABN AMRO securities other than ABN AMRO ADSs.

DESCRIPTION OF ABN AMRO ADS(s) TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on the ADR(s)	ABN AMRO ADS(s) Tendered (Attach additional list if necessary)

	American Depositary Receipt (ADR(s)) Number(s)(1)	Total Number of ABN AMRO ADSs Represented by ADR(s)(1)	Number of ABN AMRO ADSs Tendered(2)

Total ADRs Tendered

Total Number of ABN AMRO ADSs held in the ABN AMRO Global Investor Plan Tendered

Total ABN AMRO ADSs Tendered

(1)
ADR numbers need not be completed by Book-Entry ABN AMRO ADS Holders.

(2)
Unless otherwise indicated, it will be assumed that all ABN AMRO ADSs represented by ADRs delivered to the U.S. exchange agent are being tendered hereby. See Instruction 4.

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CHECK HERE IF ADRs EVIDENCING ABN AMRO ADSs HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 13.

You have received this ADS Letter of Transmittal in connection with the offer by RFS Holdings B.V. ("RFS Holdings"), a company formed by an affiliate of Fortis N.V. and Fortis SA/NV, The Royal Bank of Scotland Group plc ("RBS") and an affiliate of Banco Santander Central Hispano, S.A., to acquire all of the issued and outstanding ordinary shares, nominal value €0.56 per share ("ABN AMRO ordinary shares"), of ABN AMRO Holding N.V. ("ABN AMRO") and all of the outstanding American depositary shares of ABN AMRO, each of which represents one ABN AMRO ordinary share ("ABN AMRO ADSs"), as described in the Prospectus, dated 23 July 2007 (the "Prospectus").

RFS Holdings is conducting this offer which comprises an offer made pursuant to the Prospectus to all holders of ABN AMRO ordinary shares who are U.S. holders (within the meaning of Rule 14d-1(d) under the U.S. Securities Exchange Act of 1934, as amended), and to all holders of ABN AMRO ADSs, wherever located (the "U.S. offer"); and an offer made pursuant to the Dutch offer document to all holders of ABN AMRO ordinary shares who are located in the Netherlands and to all holders of ABN AMRO ordinary shares who are located outside of the Netherlands and the United States (the "Dutch offer" and, together with the U.S. offer, the "offers"), in each case if, pursuant to the local laws and regulations applicable to such holders, they are permitted to participate in the relevant offer. The offers are being conducted simultaneously and have the same terms and are subject to the same conditions.

In the U.S. offer, RFS Holdings is offering to exchange for each ABN AMRO ordinary share and each ABN AMRO ADS validly tendered and not properly withdrawn: (i) €35.60 in cash, and (ii) 0.296 newly issued ordinary shares, nominal value £0.25 per share, of RBS ("RBS ordinary shares").

The consideration set out above assumes the payment by ABN AMRO of an interim (cash or share) dividend in respect of 2007 in an amount not to exceed €0.55 per ABN AMRO ordinary share

(before deduction of any applicable withholding taxes). If ABN AMRO declares an interim (cash or share) dividend in respect of 2007 in excess of €0.55 per ABN AMRO ordinary share (before deduction of any applicable withholding taxes) or any other (cash or share) dividend, distribution, share split or analogous transaction in respect of the ABN AMRO ordinary shares, including the ABN AMRO ordinary shares represented by ABN AMRO ADSs, and the record date for such dividend, distribution, share split or analogous transaction precedes the settlement of the offers, the consideration set out above may be reduced by an amount, in the case of an interim (cash or share) dividend in respect of 2007 in excess of €0.55 per ABN AMRO ordinary share, equal to such excess (before deduction of any applicable withholding taxes), or otherwise by the full amount of any other such dividend, distribution, share split or analogous transaction (before deduction of any applicable withholding taxes), or otherwise by the full amount of any other such dividend, distribution, share split or analogous transaction (before deduction of any applicable withholding taxes). If ABN AMRO declares an interim (cash or share) dividend in respect of 2007 of €0.55 or less per ABN AMRO ordinary share (before deduction of any applicable withholding taxes) and the record date for such dividends precedes settlement of the offers, the consideration set out above will not be adjusted.

The cash consideration paid to tendering holders of ABN AMRO ADSs will be paid in U.S. dollars. Holders of ABN AMRO ADSs will receive consideration converted into U.S. dollars by The Bank of New York, the U.S. exchange agent, net of fees and expenses, at the exchange rate obtainable on the spot market in London on the date the cash consideration is received by the U.S. exchange agent for delivery in respect of ABN AMRO ADSs validly tendered and not withdrawn.

The U.S. offer and withdrawal rights will expire at 9:00 a.m. New York City time (3:00 p.m. Amsterdam time) on 5 October 2007, or on such subsequent date or time to which the U.S. offer may be extended if RFS Holdings decides to extend the offers as further described in the Prospectus.

This ADS Letter of Transmittal is to be used by the holders of ABN AMRO ADSs, if American Depositary Receipts ("ADRs") representing ABN AMRO ADSs are to be forwarded herewith or, if you hold your ABN AMRO ADSs through the Global Investor Plan or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of ABN AMRO ADSs is to be made by book-entry transfer to an account maintained by the U.S. exchange agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC"), pursuant to the procedures set forth under "The U.S. Offer—Procedure for Tendering ABN AMRO ADS" in the Prospectus. ABN AMRO ADS holders who deliver ABN AMRO ADSs by book-entry transfer are referred to herein as "Book-Entry ADS Holders" and ABN AMRO ADS holders who deliver ADRs representing ABN AMRO ADSs are referred to herein as "ADR Holders."

ADR Holders whose ADRs representing ABN AMRO ADSs are not immediately available or who cannot deliver their ADRs and all other documents required hereby to the U.S. exchange agent on or prior to the expiration date, or Book-Entry ADS Holders who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their ABN AMRO ADSs according to the guaranteed delivery procedures set forth under "The U.S. Offer—Procedure for Tendering ABN AMRO ADSs—Guaranteed Delivery Procedures" in the Prospectus. See Instruction 2. Delivery of documents to a financial intermediary or to a DTC Participant's book-entry transfer account will not constitute delivery to the U.S. exchange agent for the U.S. offer.

The RBS ordinary shares will be capable of being held in certificated form or in uncertificated form under U.K. law. Euroclear UK is the Central Securities Depository for the United Kingdom, Republic of Ireland, Isle of Man, the Bailiwick of Jersey and the Bailiwick of Guernsey. Euroclear UK operates the CREST settlement system, allowing securities trading in these jurisdictions to take place in uncertificated form and transfers of such securities to be settled electronically. Although U.S.

holders of ABN AMRO ADSs will receive RBS ordinary shares pursuant to the U.S. offer, they will be able to deposit their RBS ordinary shares into the RBS ADS facility and receive RBS ADSs, as described in the section entitled "Election to Deposit RBS Ordinary Shares in the RBS ADS Facility" in the Prospectus, subject to the payment of SDRT and other associated costs and expenses (as described further below).

The RBS ordinary shares to which each tendering holder of ABN AMRO ADSs is entitled will initially be delivered in uncertificated form to a nominee that is a CREST participant, which will hold the newly issued RBS ordinary shares as nominee on behalf of such accepting holders. The RBS ordinary shares will thereafter be delivered as follows: The RBS ordinary shares to which a tendering holder of ABN AMRO ADSs is entitled will be delivered within the CREST system to a CREST account designated by the tendering holder of ABN AMRO ADSs. In the case of a tendering holder of ABN AMRO ADSs wishing to deposit its RBS ordinary shares in the RBS ADS facility in exchange for RBS ADSs, such holder should designate the CREST account of The Bank of New York in which case any fees and expenses payable under the RBS ADS deposit agreement and a U.K. stamp duty reserve tax ("SDRT") charge of 1.5% of the value of the RBS ordinary shares so deposited will be deducted from the cash consideration to which such tendering holder is entitled as described below. A tendering holder of ABN AMRO ADSs wishing to trade its RBS ordinary shares on Euronext Amsterdam may instead designate the CREST account of Euroclear Nederland in which case a SDRT charge of 1.5% of the value of the RBS ordinary shares so delivered will be deducted from the cash consideration to which such tendering holder is entitled as described below. However, should RBS not achieve its aim of having its ordinary shares admitted to listing and trading on Euronext Amsterdam then the RBS ordinary shares to which tendering holders of ABN AMRO ADSs who elected for the CREST account of Euroclear Nederland are entitled, will instead be issued in certificated form. In the event that a holder of ABN AMRO ADSs does not wish to exchange its RBS ordinary shares for RBS ADSs (thereby incurring a 1.5% SDRT charge), such holder of ABN AMRO ADSs may instead elect for the CREST account applicable to the custodian arrangements described under "U.S. Custodian Arrangements" in the Prospectus (provided such holder of ABN AMRO ADSs satisfies the relevant eligibility criteria) or may designate any other CREST account, in which case no SDRT charge should be payable unless the tendering holder of ABN AMRO ADSs designates a CREST account that is within the 1.5% SDRT regime which generally applies to providers of depositary receipt services and certain overseas clearance systems and their nominees (including Euroclear Nederland). If the CREST account designated by a tendering holder of ABN AMRO ADSs is within the 1.5% SDRT regime, a 1.5% SDRT charge will be deducted from the cash consideration to which such tendering holder of ABN AMRO ADSs is entitled. Alternatively, a tendering holder of ABN AMRO ADSs may request that its newly issued RBS ordinary shares be delivered in certificated form in which case no SDRT charge will be payable unless the person to whom the RBS ordinary shares are delivered is a provider of clearance services or a provider of depositary receipt services or the nominee of such person, in which case a 1.5% SDRT charge may arise.

To the extent that tendering holders of ABN AMRO ADSs do not provide account details, or invalid account details are furnished (and no valid election is made for the U.S. custodian arrangements, the CREST account of Euroclear Nederland, or to deposit the RBS ordinary shares into the RBS ADR facility), the RBS ordinary shares to which such holder is entitled will, provided the ABN AMRO ADSs have otherwise been validly tendered, be rematerialized and delivered to the tendering holder in certificated form. See Instruction 6.

Holders of ABN AMRO ADSs who are unsure as to whether the CREST account they wish to designate is within the 1.5% SDRT regime should seek clarification from their bank or financial intermediary.

Where accepting holders of ABN AMRO ADSs make an election to have their RBS ordinary shares deposited in a CREST account maintained by The Bank of New York, as RBS ADS depositary, and receive RBS ADSs in exchange for their RBS ordinary shares following completion of the offers the holders (i) agree to be bound by the terms and conditions of the deposit agreement governing the RBS ADS facility, (ii) will be deemed to have instructed the RBS ADS depositary to deposit their RBS ordinary shares in such facility, (iii) agree to permit The Bank of New York to deduct an amount equivalent to any fees and expenses payable under the ADS deposit agreement and the 1.5% SDRT charge of the value of such RBS ordinary shares payable on the deposit of the RBS ordinary shares that they received under the U.S. offer from the cash portion of their offer consideration and (iv) agree to hold their RBS ADSs in the direct registration system maintained by The Bank of New York, as RBS ADS depositary. Upon deposit of the RBS ordinary shares into the RBS ADS facility, The Bank of New York, as RBS ADS depositary, will send to the holders a Direct Registration Transaction Advice indicating their respective holdings.

As mentioned above, U.S. custodian arrangements are available which will allow U.S. holders of the RBS ordinary shares issued pursuant to the U.S. offer who satisfy the eligibility criteria to hold their shares within CREST and to trade them on the London Stock Exchange without incurring a 1.5% SDRT charge provided the eligibility criteria are satisfied. Holders of ABN AMRO ADSs who elect for the custodian arrangements will be deemed to have accepted the applicable terms and conditions set out in "Annex C: RBS Custody Account" of the Prospectus. Holders of ABN AMRO ADSs who satisfy the eligibility criteria and who wish to utilize the U.S. custodian arrangements should elect accordingly in this ADS Letter of Transmittal.

Any 1.5% SDRT charge that arises in connection with the delivery of the newly issued RBS ordinary shares to a holder of ABN AMRO ordinary shares or ABN AMRO ADSs, whether in certificated or uncertificated form, will be required to be borne by the holder of the ABN AMRO ADSs.

In the event that no election is made to deposit RBS ordinary shares into the RBS ADS facility, holders of ABN AMRO ADSs will receive RBS ordinary shares and can either designate a CREST account for the delivery of such shares, elect for the delivery of such shares to the CREST account applicable to the custodian arrangements described under "U.S. Custodian Arrangements" in the Prospectus (provided the eligibility criteria are satisfied) or the CREST account of Euroclear Nederland, or receive certificated RBS ordinary shares. In the absence of a designation, the holders of ABN AMRO ADSs will receive certificated RBS ordinary shares. See Instruction 6.

Acceptance of the U.S. offer in respect of ABN AMRO ordinary shares (except in so far as they are represented by ABN AMRO ADSs) cannot be made by means of this ADS Letter of Transmittal. If you hold ABN AMRO ordinary shares in registered form, you can obtain a Form of Acceptance for tendering those securities from D.F. King & Co., Inc., the global information agent, at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal, or if you hold your shares through an institution admitted to Euroclear Nederland, you should contact your financial intermediary or your custodian, as the case may be. See Instruction 14 of this ADS Letter of Transmittal. ABN AMRO ordinary shares held by non-U.S. holders cannot be tendered into the U.S. offer and can only be tendered into the Dutch offer. Information on the Dutch offer may also be obtained from the global information agent at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal.

The offers do not extend to any other securities of ABN AMRO, including any ABN AMRO convertible preference shares, any ABN AMRO formerly convertible preference shares or any other hybrid capital instruments. See "Treatment of ABN AMRO Options, Convertible Preference Shares and Formerly Convertible Preference Shares" in the Prospectus.

Your financial intermediary can assist you in completing this ADS Letter of Transmittal. The Instructions included with this ADS Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this ADS Letter of Transmittal may be directed to D.F. King & Co, Inc., the global information agent, at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal.

In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the Prospectus, the terms and procedures in the Prospectus shall govern.

If you hold your ABN AMRO ADSs through a financial intermediary, you should instruct your financial intermediary through which you hold your ABN AMRO ADSs to tender your ABN AMRO ADSs in the U.S. offer to the U.S. exchange agent by means of delivery through the book-entry confirmation facilities of DTC before the expiration of the U.S. offer. If the procedure for book-entry transfer cannot be completed on a timely basis, you may also follow the guaranteed delivery procedures described in the Prospectus.

If delivery of ABN AMRO ADSs is to be made by book-entry transfer to an account maintained by the U.S. exchange agent at the Book-Entry Transfer Facility, then either this ADS Letter of Transmittal or an Agent's Message should be used. The term "Agent's Message" means a message that is transmitted by the Book-Entry Transfer Facility to, and received by, the U.S. exchange agent and that forms a part of a book-entry confirmation. This message must state that the Book-Entry Transfer Facility has received an express acknowledgment from a participant in the Book-Entry Transfer Facility's system that (i) the participant is tendering ABN AMRO ADSs that are the subject of a confirmation of a book-entry transfer, (ii) the participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal, (iii) with respect to the participant's ABN AMRO ADSs, the participant must elect one of the following options: to receive RBS ordinary share certificates, to deliver the RBS ordinary shares to a CREST account (which may be subject to a 1.5% SDRT charge), to deposit the RBS ordinary shares with the RBS ADR facility in exchange for RBS ADSs (subject to SDRT), to deliver RBS ordinary shares to the CREST account of Euroclear Nederland (subject to SDRT) or to hold the RBS ordinary shares pursuant to the custodian arrangements (provided the eligibility criteria are satisfied), and (iv) the participant must separately provide to the U.S. exchange agent any required CREST delivery instructions or, in the event that an election is made to receive certificated shares, details for such RBS ordinary shares, together with any applicable Medallion Guarantee must also be provided. See Instruction 1.

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CHECK HERE IF ABN AMRO ADRs ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF ABN AMRO ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE U.S. EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
DTC Participant Number:

Transaction Code Number:
☐
CHECK HERE IF ABN AMRO ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s):
Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:
If delivery is by book-entry transfer, give the following information:

DTC Participant Number:

Transaction Code Number:

Receipt of a Notice of Guaranteed Delivery will not be treated as a valid acceptance for purposes of satisfying the conditions to the U.S. offer, unless the ABN AMRO ADSs referred to in the ADS Notice of Guaranteed Delivery are received by the U.S. exchange agent prior to the expiration of the guarantee period.

ELECTION TO RECEIVE UNCERTIFICATED RBS ORDINARY SHARES VIA CREST OR CERTIFICATED SHARES
(See Instructions 6 and 7)

Please indicate whether you wish to receive your RBS ordinary shares by taking delivery through (i) uncertificated book-entry form via CREST, (ii) pursuant to the custodian arrangements, (iii) in the form of ADSs, (iv) the CREST account of Euroclear Nederland, or (v) if you wish to receive an RBS ordinary share certificate by checking the appropriate box below and providing the required delivery instructions.

CREST

☐
Check here for a CREST account pursuant to custodian arrangements (as described in the Prospectus): By checking here you agree that you will be bound by the applicable terms and conditions of the custodian arrangements set out in Annex C of the Prospectus and confirm that you satisfy the eligibility criteria.

☐
Check here for the CREST account of The Bank of New York, as RBS ADS depositary, in order to receive RBS ADSs following the completion of the offers (subject to a 1.5% SDRT charge which will be deducted from your cash consideration)*:

☐
Check here for any other CREST account (which may be subject to a 1.5% SDRT charge which, should such 1.5% SDRT charge arise, will be deducted from your cash consideration) and complete the details below:

CREST Participant ID:	☐ ☐ ☐ ☐ ☐
CREST Member Account ID:	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

Full Name of CREST Account:

U.K. Receiving Broker Name:

U.K. Receiving Broker Contact:

Receiving Broker Phone Number:
☐
Check here for the CREST account of Euroclear Nederland (subject to a 1.5% SDRT charge which will be deducted from your cash consideration) and complete the details below:

Your securities account number:

With (insert name of your bank or financial intermediary):

If your bank or financial intermediary is not an admitted institution of Euroclear Nederland, please also obtain the following information from your bank or financial intermediary:

The name of the admitted institution of your bank or financial intermediary:

The securities account number of your bank or financial intermediary with the admitted institution:

CERTIFICATED SHARES

☐
Check here if you would like to receive a certificate representing your RBS ordinary shares*

If you (i) fail to check either the relevant "CREST" box or the "Certificated Shares" box, or (ii) check the "CREST" box and fail to furnish the U.S. exchange agent with valid CREST details, or (iii) check the Euroclear Nederland box and fail to furnish valid details, or, at the date of settlement of the offers, the RBS ordinary shares are not listed on Euronext Amsterdam, or (iv) check the CREST custodian box but fail to furnish valid details, or are found not to satisfy the eligibility criteria, the RBS ordinary shares to which you are entitled will, provided that your ABN AMRO ADS have otherwise been validly tendered and not withdrawn, be delivered to you in certificated form.

*
Unless the Special Issuance Box is completed and accompanied by a Medallion Guarantee and any supporting documentation, the certificate will be issued in the registration as it appears above under "Description of ABN AMRO ADS(s) Tendered".

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
ADS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to RFS Holdings the above-described ABN AMRO ADSs pursuant to the U.S. offer, upon the terms and subject to the conditions set forth in the Prospectus and this ADS Letter of Transmittal (together with any amendments or supplements hereto or thereto). Receipt of the Prospectus is hereby acknowledged. The undersigned understands that RFS Holdings reserves the right to transfer or assign, in whole or from time to time in part, to any of the Banks or one or more of its or their respective affiliates, the right to purchase ABN AMRO ADSs tendered pursuant to the U.S. offer, but any such transfer or assignment will not relieve RFS Holdings of its obligations under the U.S. offer and will in no way prejudice the rights of tendering ABN AMRO ADS holders to receive payment for ABN AMRO ADSs validly tendered and accepted for payment pursuant to the U.S. offer.

The undersigned understands that the consideration described above assumes the payment by ABN AMRO of an interim (cash or share) dividend in respect of 2007 in an amount not to exceed €0.55 per ABN AMRO ordinary share (before deduction of any applicable withholding taxes). If ABN AMRO declares an interim (cash or share) dividend in respect of 2007 in excess of €0.55 per ABN AMRO ordinary share (before deduction of any applicable withholding taxes) or any other (cash or share) dividend, distribution, share split or analogous transaction in respect of the ABN AMRO ordinary shares, including the ABN AMRO ordinary shares represented by ABN AMRO ADSs, and the record date for such dividend, distribution, share split or analogous transaction precedes the settlement of the offers, the consideration set out above may be reduced by an amount, in the case of an interim (cash or share) dividend in respect of 2007 in excess of €0.55 per ABN AMRO ordinary share, equal to such excess (before deduction of any applicable withholding taxes), or otherwise by the full amount of any other such dividend, distribution, share split or analogous transaction (before deduction of any applicable withholding taxes). If ABN AMRO declares an interim (cash or share) dividend in respect of 2007 or €0.55 or less per ABN AMRO ordinary share (before deduction of any applicable withholding taxes) and the record date for such dividends precedes settlement of the offers, the consideration set out above will not be adjusted.

Upon the terms and subject to the conditions of the U.S. offer (and if the U.S. offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the ABN AMRO ADSs tendered herewith in accordance with the terms of the U.S. offer, the undersigned hereby:

(1)
sells, assigns and transfers to, or upon the order of, RFS Holdings, all right, title and interest in and to all of the ABN AMRO ADSs that are being tendered hereby; and

(2)
irrevocably constitutes and appoints The Bank of New York, as U.S. exchange agent, the true and lawful agent and attorney-in-fact of the undersigned with respect to such ABN AMRO ADSs, with full knowledge that the U.S. exchange agent is also acting as the agent of RFS Holdings in connection with the U.S. offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver an ADR evidencing such ABN AMRO ADS, or transfer ownership of such ABN AMRO ADS on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of the Banks, (b) present such ABN AMRO ADS for transfer on the books of ABN AMRO, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ABN AMRO ADS, all in accordance with the terms of the U.S. offer.

By executing this ADS Letter of Transmittal, the undersigned hereby irrevocably appoints each designee of RFS Holdings, as the attorneys-in-fact and proxies of the undersigned with respect to all of the ABN AMRO ADSs tendered hereby and accepted for exchange by RFS Holdings, each with full power of substitution and resubstitution, with power to (i) vote at any annual or special meeting of ABN AMRO ADS holders or any adjournment or postponement thereof in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, (ii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper and (iii) otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper. This appointment will be effective if and when, and only to the extent that, RFS Holdings accept such ABN AMRO ADSs for exchange pursuant to the U.S. offer. This proxy and power of attorney is coupled with an interest in ABN AMRO ADSs tendered hereby, is irrevocable and is granted in consideration of the acceptance for exchange of such ABN AMRO ADS in accordance with the terms of the U.S. offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ABN AMRO ADS, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The undersigned understands that, in order for ABN AMRO ADSs to be deemed validly tendered, immediately upon RFS Holdings acceptance for exchange of such ADS, RFS Holdings or its designee must be able to exercise full voting, consent and other rights with respect to such ADS, including voting at any meeting of ABN AMRO ADS holders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ABN AMRO ADSs tendered hereby, that the undersigned owns the ABN AMRO ADS tendered hereby, and that when the same are accepted for exchange by RFS Holdings, RFS Holdings will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. exchange agent or RFS Holdings to be necessary or desirable to complete the sale, assignment and transfer of the ABN AMRO ADSs tendered hereby.

The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the U.S. offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable. The undersigned and RFS Holdings waive the right to rescind the agreement laid down in this ADS Letter of Transmittal or to demand rescission thereof based on Section 6:265 of the Dutch Civil Code.

The undersigned understands that the valid tender of ABN AMRO ADSs pursuant to any one of the procedures described in "The U.S. Offer—Procedure for Tendering ABN AMRO ADS" of the Prospectus and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the U.S. offer. RFS Holdings' acceptance of such ABN AMRO ADS for exchange will constitute a binding agreement between the undersigned and the Banks upon the terms and subject to the conditions of the U.S. offer (and if the U.S. offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, RFS Holdings may not be required to accept for exchange any of the ABN AMRO ADSs tendered hereby. If acceptance has been made in respect of ABN AMRO ADSs, then a separate acceptance in respect of ABN ordinary shares represented by such ABN AMRO ADSs may not be made.

The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, RFS Holdings or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford RFS Holdings or the U.S. exchange agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable RFS Holdings or the U.S. exchange agent to secure the full benefits of this ADS Letter of Transmittal.

Fractions of RBS ordinary shares will not be issued to persons whose ABN AMRO ADSs are exchanged in the U.S. offer. Holders of ABN AMRO ADSs will receive the pro rata portion of the cash paid to the U.S. exchange agent in lieu of the fractional entitlements. The U.S. exchange agent will convert the euro consideration to which holders of ABN AMRO ADSs would have otherwise been entitled, net of fees and expenses, into U.S. dollars at the exchange rate obtainable on the spot market in London on the date the cash consideration is received by the U.S. exchange agent. In no event will interest be paid on the cash to be received in lieu of any fraction of a RBS ordinary share, regardless of any delay in making the payment.

The undersigned understands that the cash consideration paid to tendering holders of ABN AMRO ADSs will be paid in U.S. dollars. Holders of ABN AMRO ADSs will receive consideration converted into U.S. dollars by the U.S. exchange agent, net of fees and expenses, at the exchange rate obtainable on the spot market in London on the date the cash consideration is received by the U.S. exchange agent for delivery in respect of ABN AMRO ADSs validly tendered and not withdrawn.

Unless otherwise indicated under "Special Issuance Instructions," please issue any RBS ordinary shares to be mailed hereunder and a check for cash payable pursuant to the U.S. offer in the name(s) of the registered holder(s) appearing above under "Description of ABN AMRO ADS(s) Tendered."

Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any RBS ordinary share certificate to be mailed hereunder and a check for cash to the address(es) of the registered holder(s) appearing above under "Description of ABN AMRO ADSs Tendered."

In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue any RBS ordinary share certificate to be mailed hereunder and a check for cash in the name of, and deliver said certificates and return such ADRs to, the person or persons so indicated. The undersigned recognizes that RFS Holdings has no obligation, pursuant to the "Special Issuance Instructions," to transfer any ABN AMRO ADSs from the name of the registered holder thereof if RFS Holdings does not accept for exchange any or all of the ABN AMRO ADSs so tendered.

In the case of a book-entry delivery of ABN AMRO ADSs, the undersigned hereby instructs the U.S. exchange agent to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (i) any cash consideration to be paid under the U.S. offer and (ii) any ABN AMRO ADSs that are not accepted for exchange. The undersigned recognizes that the U.S. exchange agent will not transfer ADSs from the name of the registered holder thereof if RFS Holdings does not accept for exchange any of the ABN AMRO ADSs so tendered.

In the event that a CREST election has been validly made in the box entitled "ELECTION TO RECEIVE UNCERTIFICATED RBS ORDINARY SHARES VIA CREST OR CERTIFICATED SHARES", the undersigned instructs the U.S. exchange agent to credit the CREST account nominated by the undersigned in such box.

If the undersigned elects to receive its newly issued RBS ordinary shares in uncertificated book-entry form via CREST, it understands and agrees that if it nominates the CREST account maintained by The Bank of New York, as RBS ADS depositary and receives RBS ADSs upon completion of the U.S. offer or nominates the CREST account of Euroclear Nederland or any other

CREST account which is within the 1.5% SDRT regime (which generally applies to certain providers of certain overseas clearance services and depositary receipt services and their nominees), the transfer into which will give rise to the 1.5% SDRT charge mentioned above and the undersigned will be deemed to authorize U.S. exchange agent to deduct the amount of this charge from the aggregate cash consideration payable to the undersigned.

SUBJECT TO THE TERMS OF THE PROSPECTUS, THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF ABN AMRO ADSs PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ABN AMRO ADSs IN RESPECT OF WHICH THE U.S. OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. EXCHANGE AGENT AS PROVIDED IN THE PROSPECTUS AND THIS ADS LETTER OF TRANSMITTAL.

RFS HOLDINGS WILL DETERMINE QUESTIONS AS TO THE VALIDITY, FORM, ELIGIBILITY, INCLUDING TIME OF RECEIPT, AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF ABN AMRO ORDINARY SHARES OR ABN AMRO ADSs, IN ITS SOLE DISCRETION AND RFS HOLDINGS' DETERMINATION WILL BE FINAL AND BINDING. RFS HOLDINGS RESERVES THE RIGHT TO REJECT ANY AND ALL TENDERS OF ABN AMRO ORDINARY SHARES OR ABN AMRO ADSs THAT IT DETERMINES ARE NOT IN PROPER FORM OR THE ACCEPTANCE FOR EXCHANGE OF WHICH MAY BE UNLAWFUL. NO TENDER OF ABN AMRO ORDINARY SHARES OR ABN AMRO ADSs WILL BE DEEMED TO HAVE BEEN VALIDLY MADE UNTIL ALL DEFECTS AND IRREGULARITIES HAVE BEEN CURED OR WAIVED. RFS HOLDINGS' INTERPRETATION OF THE TERMS AND CONDITIONS OF THE U.S. OFFER, INCLUDING THE ACCEPTANCE FORMS AND INSTRUCTIONS THERETO, WILL BE FINAL AND BINDING. THERE SHALL BE NO OBLIGATION ON RFS HOLDINGS, THE GLOBAL INFORMATION AGENT, THE U.S. EXCHANGE AGENT, THE DUTCH EXCHANGE AGENT OR ANY PERSON ACTING ON ITS OR THEIR BEHALF TO GIVE NOTICE OF ANY DEFECTS OR IRREGULARITIES IN ANY ACCEPTANCE OR NOTICE OF WITHDRAWAL AND NO LIABILITY SHALL BE INCURRED BY ANY OF THEM FOR FAILURE TO GIVE ANY SUCH NOTIFICATION. RFS HOLDINGS RESERVES THE RIGHT, IN ACCORDANCE WITH APPLICABLE LAW, TO PERMIT A HOLDER OF ABN AMRO ORDINARY SHARES OR ABN AMRO ADSs TO ACCEPT THE OFFERS IN A MANNER OTHER THAN AS SET OUT ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 7 and 8)

To be completed ONLY if the RBS ordinary shares or RBS ADSs and the check for cash payable in the U.S. offer is to be issued in the name of someone other than the undersigned.

Issue: ☐ check and certificate or ☐ ADR(s) to:

Name:
(Please Print)
Address:

(Zip Code)
Taxpayer Identification or Social Security Number (See Substitute Form W-9)

DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 7 and 8)

To be completed ONLY if the RBS ordinary shares or RBS ADSs and the check for cash payable in the U.S. offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of ABN AMRO ADSs Tendered."

Mail: ☐ check and certificate or ☐ ADR(s) to:

Name:
(Please Print)
Address:

(Zip Code)

Is this a permanent address change?

☐
Yes

☐
No

IMPORTANT

ABN AMRO ADS HOLDERS SIGN HERE
(Please complete Substitute Form W-9 below or the appropriate Form W-8 as required)

Signature(s) of ADS Holders
Dated:	, 2007

Name(s):
(Please Print)

Capacity (full title):
(See Instruction 5)

Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(See Substitute Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the ADRs representing the ABN AMRO ADSs or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If required; see Instructions 1 and 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name of Firm:
Address:
(Include Zip Code)

Authorized Signature:

Name(s):

Area Code and Telephone Number:

Dated:	, 200

INSTRUCTIONS

Forming Part of the Terms and Conditions of the U.S. Offer

1.    Guarantee of Signatures.    All signatures on this ADS Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution"), unless (a) this ADS Letter of Transmittal is signed by the registered holder(s) of ABN AMRO ADSs (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of ABN AMRO ADSs) tendered herewith, and such holder(s) has (have) not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (b) such ABN AMRO ADSs are tendered for the account of an Eligible Institution. See Instruction 5 of this ADS Letter of Transmittal.

2.    Delivery of ADS Letter of Transmittal and ADSs; Guaranteed Delivery Procedures.    This ADS Letter of Transmittal is to be completed by holders of ABN AMRO ADS either (i) if ADRs evidencing ABN AMRO ADS are to be forwarded to the U.S. exchange agent or (ii) unless an Agent's Message (as defined below) is utilized, if delivery of ABN AMRO ADSs is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Section entitled "The U.S. Offer—Procedures for Tendering ABN AMRO ADSs" of the Prospectus.

For a holder to validly tender ABN AMRO ADSs pursuant to the U.S. offer, the holder must either (a) deliver to the U.S. exchange agent a properly completed and duly executed ADS Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and any other required documents, and the ADR representing the ABN AMRO ADS tendered, or (b) deliver to the U.S. exchange agent either (1) a properly completed and duly executed ADS Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or (2) an Agent's Message, as defined below, in each case with any other required documents, and must transfer the ABN AMRO ADS tendered pursuant to the procedures for book-entry transfer set forth herein and in the Section entitled "The U.S. Offer—Procedures for Tendering ABN AMRO ADSs" of the Prospectus. A tender by book-entry transfer will be complete upon receipt by the U.S. exchange agent of a book-entry confirmation from DTC.

In each case, the U.S. exchange agent must receive this ADS Letter of Transmittal and ADR representing the ABN AMRO ADS (or, in the case of a book-entry transfer, this ADS Letter of Transmittal or the Agent's Message, and a Book-Entry Confirmation, as described) at one of its addresses set forth herein prior to the expiration date of the U.S. offer.

Holders whose ADRs representing ABN AMRO ADSs are not immediately available or who cannot deliver their ADRs representing the ABN AMRO ADSs and all other required documents to the U.S. exchange agent prior to the Expiration Date of the U.S. Offer or who cannot comply with the book-entry transfer procedures on a timely basis may tender their ABN AMRO ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The U.S. Offer—Procedures for Tendering ABN AMRO ADSs—Holders of ABN AMRO ADSs—Guaranteed Delivery Procedures" of the Prospectus.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by RFS Holdings, must be received by the U.S. exchange agent prior to the expiration date and (iii) the ADRs for all tendered ABN AMRO ADSs, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered ABN AMRO ADSs), together with a properly completed and duly executed ADS Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the U.S. exchange agent within three (3) New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the U.S. exchange agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the ABN AMRO ADSs, that such participant has received and agrees to be bound by the terms of the ADS Letter of Transmittal and that the Banks may enforce such agreement against the participant and must also include either a CREST Participant ID and CREST Member Account details (or those of a nominee) or indicate that an election was made with respect to such ABN AMRO ADSs to (i) receive RBS ordinary share certificates, (ii) deliver RBS ordinary shares to a specific CREST account (which may be subject to a 1.5% SDRT charge which will be deducted from the cash consideration), (iii) deliver RBS ordinary shares to the CREST account of Euroclear Nederland (subject to a 1.5% SDRT charge which will be deducted from the cash consideration), (iv) deposit the RBS ordinary shares with the RBS ADR facility in exchange for RBS ADSs (subject to a 1.5% SDRT charge which will be deducted from the cash consideration), or (v) hold the RBS ordinary shares pursuant to the custodian arrangements (provided the eligibility criteria are satisfied).

The method of delivery of the ABN AMRO ADSs, this ADS Letter of Transmittal, the ADRs representing ABN AMRO ADSs and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and sole risk of the tendering ADS holder. The delivery will be deemed made only when actually received by the U.S. exchange agent (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional ABN AMRO ADSs will be purchased. All tendering holders, by executing this ADS Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their ABN AMRO ADSs for exchange.

3.    Inadequate Space.    If the space provided herein under "Description of ABN AMRO ADS(s) Tendered" is inadequate, the number of ABN AMRO ADSs tendered and the ADR numbers with respect to such ABN AMRO ADSs should be listed on a separate signed schedule attached hereto.

4.    Partial Tenders (Not Applicable to holders who tender by Book-Entry Transfer).    If fewer than all the ABN AMRO ADSs evidenced by any ADRs delivered to the U.S. exchange agent herewith are to be tendered hereby, fill in the number of ABN AMRO ADSs that are to be tendered in the box entitled "Number of ABN AMRO ADSs Tendered." All ABN AMRO ADSs represented by ADRs delivered to the U.S. exchange agent will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on ADS Letter of Transmittal; Stock Powers and Endorsements.    If this ADS Letter of Transmittal is signed by the registered holder(s) of the ABN AMRO ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR(s) evidencing such ABN AMRO ADSs without alteration, enlargement or any change whatsoever.

If any of the ABN AMRO ADSs tendered hereby are held of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

If any of the ABN AMRO ADSs tendered in the U.S. offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of the ADRs.

If this ADS Letter of Transmittal or any ADRs or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to RFS Holdings of the authority of such person so to act must be submitted.

If this ADS Letter of Transmittal is signed by the registered holder(s) of the ABN AMRO ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required, unless payment is to be made to, or ADRs evidencing ABN AMRO ADSs not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). Signatures on any such ADRs must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ABN AMRO ADSs evidenced by certificates listed and transmitted hereby, the ADRs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

6.    Election of Form of Payment of RBS Ordinary Shares; CREST Delivery Instructions.    The RBS ordinary shares will be capable of being held in certificated form or in uncertificated form under U.K. law. Euroclear UK is the Central Securities Depository for the United Kingdom, Republic of Ireland, Isle of Man, the Bailiwick of Jersey and the Bailiwick of Guernsey. Euroclear UK operates the CREST settlement system, allowing securities trading in these jurisdictions to take place in uncertificated form and transfers of such securities to be settled electronically. Although U.S. holders of ABN AMRO ADSs will receive RBS ordinary shares pursuant to the U.S. offer they will be able to deposit their newly issued RBS ordinary shares into the RBS ADS facility and receive RBS ADSs, as described in the Section entitled "Election to Deposit RBS Ordinary Shares in the RBS ADS Facility" in the Prospectus subject to the payment of SDRT and other associated costs and expenses.

In order to receive the newly issued RBS ordinary shares into a CREST account designated by it, a tendering holder of ABN AMRO ADSs must furnish its CREST Participant ID and CREST Member Account details (or those of its nominee) and certain other details to the U.S. exchange agent in the ADS Letter of Transmittal. In the event that a tendering holder of ABN AMRO ADSs indicates that it would like its RBS ordinary shares delivered into the CREST account of The Bank of New York, as RBS ADS depositary, a SDRT charge of 1.5% of the value of the RBS ordinary shares so deposited will be incurred by such holder together with the fees and expenses of the RBS ADS depositary under the RBS ADS deposit agreement. Should a tendering ABN AMRO ADS holder elect for the CREST account of Euroclear Nederland, (where the tendering holder of ABN AMRO ADSs wants its new RBS ordinary shares to trade on Euronext Amsterdam), then a SDRT charge of 1.5% of the value of the RBS ordinary shares so delivered will be incurred by such holder. A tendering holder of ABN AMRO ADSs wishing to hold its newly issued RBS ordinary shares through the U.S. custodian arrangements, through the CREST account of Euroclear Nederland, another CREST account, in certificated form or to deposit its newly issued RBS ordinary shares and receive RBS ADSs must elect such option on the ADS Letter of Transmittal. To the extent that tendering holders of ABN AMRO ADSs do not provide account details, or invalid account details are furnished (and no valid election is made for the U.S. custodian arrangements, the CREST account of Euroclear Nederland or to deposit the RBS ordinary shares into the RBS ADR facility), the RBS ordinary shares to which such holder is entitled will, provided the ABN AMRO ADSs have otherwise been validly tendered, be rematerialized and delivered to the tendering holder in certificated form.

Where accepting holders of ABN AMRO ADSs make an election to have their RBS ordinary shares deposited in a CREST account maintained by The Bank of New York, as RBS ADS depositary, and receive RBS ADSs in exchange for their RBS ordinary shares following completion of the offers the holders (i) agree to be bound by the terms and conditions of the deposit agreement governing the RBS ADS facility, (ii) will be deemed to have instructed the RBS ADS depositary to deposit their RBS ordinary shares in such facility, (iii) agree to permit The Bank of New York to deduct an amount equivalent to any fees and expenses payable under the ADS deposit agreement, and the 1.5% SDRT charge of the value of such RBS ordinary shares payable on the deposit of the RBS ordinary shares that they received under the U.S. offer from the cash portion of their offer consideration and (iv) agree to hold their RBS ADSs in the direct registration system maintained by The Bank of New York, as RBS ADS depositary. Upon deposit of the RBS ordinary shares into the RBS ADS facility, The Bank of New York, as RBS ADS depositary, will send to the holders a Direct Registration Transaction Advice indicating their respective holdings.

In the event that no election is made to deposit RBS ordinary shares into the RBS ADS facility, holders of ABN AMRO ADSs will receive RBS ordinary shares and can either designate a CREST account for the delivery of such shares, elect for the delivery of such shares to the CREST account applicable to the custodian arrangements described under "U.S. Custodian Arrangements" in the Prospectus (provided the eligibility criteria are satisfied), or the CREST account of Euroclear Nederland, or receive certificated RBS ordinary shares. In the absence of a designation, the holders of ABN AMRO ADSs will receive certificated RBS ordinary shares.

7.    Stock Transfer Taxes; Stamp Duties and SDRT.    RFS Holdings is not responsible for any transfer taxes, stamp duties, SDRT, fees or other expenses incurred by you in connection with the transfer and sale of any ABN AMRO ADSs to RFS Holdings pursuant to the U.S. offer.

If, however, delivery of the consideration in respect of the U.S. offer is to be made to, or (in the circumstances where permitted hereby) if ADRs not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to the Banks of the payment of such taxes, or exemption therefrom, is submitted.

If ADRs evidencing the ABN AMRO ADSs are delivered to the office of the U.S. exchange agent in the State of New York, tendering holders may be required to submit satisfactory evidence of payment of any applicable New York State stock transfer tax. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the ADRs evidencing the ABN AMRO ADSs tendered hereby.

If you nominate the CREST account maintained by The Bank of New York as RBS ADS depositary, the CREST account of Euroclear Nederland or any other CREST account which is within the 1.5% SDRT regime (which generally applies to certain providers of certain overseas clearance services and depositary receipt services and their nominees), the transfer into which gives rise to the 1.5% SDRT charge mentioned above, then you will be deemed to authorize the U.S. exchange agent to deduct the amount of this charge from the aggregate cash consideration payable to you.

If you nominate any other CREST account (other than the account applicable to the custodian arrangements), this could, in certain circumstances, give rise to a 1.5% SDRT charge, in which case you will be deemed to authorise the U.S. exchange agent to deduct the amount of this charge from the aggregate cash consideration payable to you.

8.    Special Issuance and Delivery Instructions.    In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, RBS ordinary share certificate(s) to be mailed hereunder and a check for cash, and ADRs representing ABN AMRO ADSs not so tendered or accepted, will be issued in the name of, and delivered and returned to, the person or persons so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," any ABN AMRO ADSs tendered hereby and delivered by book-entry transfer that are not accepted for exchange will be credited to the DTC account designated above. RFS Holdings has no obligation, pursuant to the "Special Issuance Instructions," to transfer any ABN AMRO ADSs from the name of the registered holder thereof if RFS Holdings does not accept for exchange any or all of the ABN AMRO ADSs so tendered.

9.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Prospectus, this ADS Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the global information agent or the U.S. exchange agent at their respective addresses and phone numbers set forth below, or from your financial intermediary.

10.    Waiver of Conditions.    RFS Holdings reserves the absolute right in its sole discretion to waive any of the specified conditions to the U.S. offer.

11.    Substitute Form W-9.    The tendering holder is required to provide the U.S. exchange agent with a correct Taxpayer Identification Number ("TIN"), generally the holder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the holder is subject to backup withholding of U.S. federal income tax. If a tendering holder is subject to federal backup withholding, the holder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 28% U.S. federal backup withholding tax on the payment of the purchase price. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the U.S. exchange agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the U.S. exchange agent will withhold 28% on all payments of the purchase price until a TIN is provided to the U.S. exchange agent.

12.    Form W-8.    You are generally exempt from backup withholding of U.S. federal income tax if you are a non resident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the duly completed Form W-8BEN or other appropriate Form W-8. You will find further information in IRS Publication 515, "Withholding of Tax on Nonresident Aliens and Foreign Entities." You may obtain the applicable Form W-8 by accessing the IRS website at www.irs.gov.

13.    Lost, Destroyed or Stolen ADRs.    If any of your ADRs representing ABN AMRO ADSs has been lost, destroyed or stolen, you should promptly notify JPMorgan Depositary Receipts, ABN AMRO's transfer agent, by calling (800) 990-1135. You will then be instructed as to the steps that must be taken in order to replace the ADR. This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen ADRs have been followed and a new ADR is issued.

14.    Holders of ABN AMRO Ordinary Shares Not Represented by ABN AMRO ADSs; Non-U.S. Holders of ABN AMRO Ordinary Shares.    U.S. holders of ABN AMRO ordinary shares have been (i) sent appropriate Forms of Acceptance with the Prospectus (where they hold their ABN AMRO ordinary shares in registered form), and (ii) informed to contact their bank or financial intermediary (where they hold their ABN AMRO ordinary shares through an admitted institution of Euroclear

Nederland) and may not accept the U.S. offer in respect of such ABN AMRO ordinary shares pursuant to this ADS Letter of Transmittal, except in so far as those ABN AMRO ordinary shares are represented by ABN AMRO ADSs. If you are a U.S. holder and hold ABN AMRO ordinary shares directly in registered form, you can obtain a Form of Acceptance for tendering those securities from D.F. King & Co., Inc., the global information agent, at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal, or contact your financial intermediary or your custodian, as the case may be. ABN AMRO ordinary shares held by non-U.S. holders cannot be tendered into the U.S. offer and can only be tendered into the Dutch offer. Information on the Dutch offer may also be obtained from the global information agent at the address and telephone numbers indicated on the back cover of this ADS Letter of Transmittal.

15.    No Interest; Currency.    Under no circumstances will interest be paid on the exchange of ABN AMRO ADSs for RBS ordinary shares and/or cash regardless of any delay in making the exchange or any extension of the expiration date. The cash consideration paid to tendering holders of ABN AMRO ADSs will be paid in U.S. dollars. Holders of ABN AMRO ADSs will receive consideration converted into U.S. dollars by the U.S. exchange agent, net of fees and expenses, at the exchange rate obtainable on the spot market in London on the date the cash consideration is received by the U.S. exchange agent for delivery in respect of ABN AMRO ADSs validly tendered and not withdrawn.

16.    Fractional Entitlements.    Fractions of RBS ordinary shares will not be issued to persons whose ABN AMRO ADSs are exchanged in the U.S. offer. Holders of ABN AMRO ADSs will receive the pro rata portion of the cash paid to the U.S. exchange agent in lieu of the fractional entitlements. Holders of ABN AMRO ADSs will receive consideration converted into U.S. dollars by the U.S. exchange agent, net of fees and expenses, into U.S. dollars at the exchange rate obtainable on the spot market in London on the date the cash consideration is received by the U.S. exchange agent. Under no circumstances will interest be paid on the cash to be received in lieu of any fraction of a RBS ordinary share, regardless of any delay in making the payment.

17.    Consideration Offered and Payment of Dividends.    The consideration in the U.S. offer assumes the payment by ABN AMRO of an interim (cash or share) dividend in respect of 2007 in an amount not to exceed €0.55 per ABN AMRO ordinary share (before deduction of any applicable withholding taxes). If ABN AMRO declares an interim (cash or share) dividend in respect of 2007 in excess of €0.55 per ABN AMRO ordinary share or any other (cash or share) dividend, distribution, share split or analogous transaction in respect of the ABN AMRO ordinary shares, including the ABN AMRO ordinary shares represented by ABN AMRO ADSs, and the record date for such dividend, distribution, share split or analogous transaction precedes the settlement of the offers, the consideration set out above may be reduced by an amount, in the case of an interim (cash or share) dividend in respect of 2007 in excess of €0.55 per ABN AMRO ordinary share, equal to such excess (before deduction of any applicable withholding taxes), or otherwise by the full amount of any other such dividend, distribution, share split or analogous transaction (before deduction of any applicable withholding taxes). If ABN AMRO declares an interim (cash or share) dividend in respect of 2007 of €0.55 or less per ABN AMRO ordinary share (before deduction of any applicable withholding taxes) and the record date for such dividends precedes settlement of the offers, the consideration set out above will not be adjusted.

18.    Procedures for Withdrawal.    Tendering holders of ABN AMRO ABSs may withdraw all or part of the ABN AMRO ABSs tendered by delivering a properly completed and duly executed notice of withdrawal to the U.S. exchange agent, at the applicable address set forth above, prior to the expiration date of the U.S. offer.

IMPORTANT

This ADS Letter of Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the U.S. exchange agent prior to the expiration date and either ADRs representing tendered ABN AMRO ADSs must be received by the U.S. exchange agent or ABN AMRO ADSs must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date, or the tendering holder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a U.S. holder whose tendered ABN AMRO ADSs are accepted for payment is required to provide the U.S. exchange agent (as payer) with such holder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on the Substitute Form W-9 provided below. If such U.S. holder is an individual, the TIN is such person's social security number. The TIN of a U.S. resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering holder is subject to U.S. federal income tax backup withholding, the holder must cross out item (2) of the Certification box on the Substitute Form W-9. If the U.S. exchange agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such holder with respect to ABN AMRO ADSs purchased pursuant to the U.S. offer may be subject to U.S. federal income tax backup withholding.

Certain holders (including, among others, all corporations and certain non-U.S. individuals) are not subject to federal backup withholding. In order for a non-U.S. individual to qualify as an exempt recipient, that holder must submit to the U.S. exchange agent a properly completed Form W-8BEN or appropriate Form W-8 signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained by accessing the IRS website at www.irs.gov. Exempt holders, other than non-U.S. individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the U.S. exchange agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional Instructions.

If U.S. federal backup withholding applies, the U.S. exchange agent is required to withhold 28% of any payments made to the holder. U.S. federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS upon timely furnishing the proper information.

Purpose of Substitute Form W-9

To prevent U.S. federal backup withholding on payments that are made to a holder with respect to ABN AMRO ADSs purchased pursuant to the U.S. offer, the holder is required to notify the U.S. exchange agent of such holder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such holder is awaiting a TIN) and that (1) such holder is exempt from U.S. federal backup withholding, (2) such holder has not been notified by the IRS that such holder is subject to U.S. federal backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified such holder that such holder is no longer subject to U.S. federal backup withholding (see Part 2 of Substitute Form W-9).

What Number to Give the U.S. Exchange Agent

The holder is required to give the U.S. exchange agent the TIN of the record owner of the ABN AMRO ADSs. If the ABN AMRO ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the U.S. exchange agent is not provided with a TIN within 60 days, the U.S. exchange agent may withhold 28% on all payments of the purchase price until a TIN is provided to the U.S. exchange agent.

SUBSTITUTE FORM W-9	Part 1—Taxpayer Identification No.—For All For Accounts	For Payees Exempt From Backup Withholding (see enclosed Guidelines)

Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification No.	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see "Obtaining a Number" in the enclosed Guidelines.

	Note: If the account is in more than one name, see the chart on page 2 of the enclosed Guidelines to determine what number to enter.	Social Security Number OR Employer Identification Number

	Part 2—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);	Part 3 Awaiting TIN ☐

	(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and	Part 4 Exempt TIN ☐

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are not longer subject to backup withholding, do not cross out such item (2).

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND A $50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% percent of all reportable payments made to me will be withheld but such amounts will be refunded to me if I provide a certified taxpayer identification number to the U.S. exchange agent within sixty (60) days.

Signature	Date
Name (please type or print)

Any questions or requests for assistance or additional copies of the Prospectus, this ADS Letter of Transmittal and other tender offer materials may be directed to the global information agent at its telephone numbers and locations listed below. Holders of ABN AMRO ADSs may also contact their financial intermediary for assistance concerning the U.S. offer.

The global information agent for the U.S. offer is:

D.F. King & Co., Inc.

48 Wall Street
New York, NY 10005

Toll-Free Call: 1-800-848-2998

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  Exhibit 99.1
LETTER OF TRANSMITTAL